SUPPLY OF SERVICES AGREEMENT

THIS SUPPLY OF SERVICES AGREEMENT (the “Agreement”) is entered into with effect from 19th January 2010 the “Effective Date”, between Imperial Oil and Gas, Inc. a Delaware Corporation having an address at Suite 2600, 144-4th Ave SW, Calgary, AB T2P 3N4 (the “Company”), and Little Eagle Resources Inc. a body corporate, having an office at the City of Calgary, in the Province of Alberta (“Little Eagle”), and Neil McPherson (“the Contractor”), whereby Little Eagle agrees to provide certain services (“the Services”) to the Company.  Little Eagle agrees that the Services will be provided by the Contractor.  The Parties to this Agreement are the Company, Little Eagle and the Contractor.

The Contractor agrees to provide such services and to be bound by this Agreement as if he had entered into it in his own right as a self employed contractor in the event that Little Eagle is no longer able to procure or does not procure the Services for whatever reason and, likewise, the Company agrees that the Agreement shall continue in full force as if it were a contract between the Contractor and the Company in the event of the dissolution of Little Eagle.  In such circumstances references to Little Eagle herein shall be construed as references to the Contractor as a self employed contractor.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I:  Definitions and Interpretations

1.1          Definitions

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

“Base Fee” shall have the meaning specified in Section 3.1.

“Board of Directors” shall mean the Board of Directors of the Company.

“Cause” shall have the meaning specified in Section 4.3.

“Company” will also include its subsidiaries, parents and affiliates where it is reasonably logical the use of the word would include such other entities, and include any successor to its business and/or substantially all its assets which executes and delivers the Agreement as provided for in Section 7.4 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

“Confidential Information” shall have the meaning specified in Section 5.1(a).

“Dispute” shall have the meaning specified in Article VI.

“Expiration Date” shall have the meaning specified in Section 2.2.

 “Notice of Termination” shall mean a notice purporting to terminate this Agreement in accordance with Section 4.1, 4.2 or 4.3.

“Person” shall mean and include an individual, a Partnership, a joint venture, a corporation, a trust and an unincorporated organization.

“Incentive Fee” shall have the meaning specified in Section 3.2.

“Term” shall have the meaning specified in Section 2.2.

“Termination Date” shall mean the termination date specified in a Notice of Termination delivered in accordance with this Agreement.

1.2          Interpretations

(a)           In this Agreement, unless a clear contrary intention appears, (i) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, (ii) reference to any Article or Section, means such Article or Section hereof, (iii) the words “including” (and with correlative meaning “include”) means including, without limiting the generality of any description preceding such term, and (iv) where any provision of this Agreement refers to action to be taken by either party, or which such party is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such party.

(b)           For the avoidance of doubt this Agreement refers to the provision of certain services to be provided by the Contractor in his capacity as a Contractor of Little Eagle.

(c)           The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

(d)           For the avoidance of doubt it is specifically agreed between the Parties that nothing in this agreement shall be construed as inferring any employment rights and obligations between the Company and/or any of its subsidiaries and associates and the Contractor or Little Eagle and, as a result, the Company shall have no obligation or right to make any withholding tax deductions, unless required to do so by law.  Little Eagle warrants and represents to The Company that it shall be solely responsible for any income, social security or other taxation liabilities that are payable on the compensation referred to herein.

ARTICLE II:  Services, Compensation etc.

2.1          Service Arrangement

The Company agrees to contract with Little Eagle to provide the Services of the Contractor as further described herein, Little Eagle agrees that the Contractor will provide such services and the Contractor agrees to provide such services.

2.2          Term of Agreement

Unless sooner terminated pursuant to Article IV, the term of this Agreement (the “Term”) shall end on December 31, 2010, subject to extension as herein provided.  The Term will be automatically extended by an additional one 1 month, unless one party gives written notice to the other at least one 1 month before the then effective Expiration Date indicating that the party does not extend Term of the Agreement.  If the Term is extended, then the Expiration Date will be automatically extended by a corresponding one 1 month.  The right not to extend the Term and corresponding Expiration Date is separate from the right to give a Notice of Termination herein.

2.3          Services

(a)           During the Term of the Agreement, the Contractor shall provide such professional and related services as are required to maintain and develop the Company's oil and gas exploration and development interests or as are reasonably required to assist the Company in any other way.

(b)           During the Term of the Agreement, the Contractor shall (i) report to the Board of Directors and (ii) observe and comply with all lawful policies, directions and instructions of the Board of Directors and the Company that are consistent with the provisions of this paragraph 2.3.

(c)           During the Term of the Agreement, the Contractor shall devote sufficient of his business time, attention, skill and efforts to the faithful and efficient performance of the provision of the Services as is reasonably required.

(d)           The Contractor shall maintain outline records of time spent in accordance with this Agreement.

(e)           The Company acknowledges that Little Eagle has other clients and that the Contractor has other commitments which he needs to attend to.  Little Eagle and the Contractor agree to not accept any other client that may create a conflict with services to be provided to the Company.

(f)           During the currency of this Agreement, the Contractor and Little Eagle shall not knowingly prejudice, in any material respect, the reputation of the Company in the fields of business in which it is engaged or with the investment community or the public at large.

(g)           If elected or appointed thereto, and only for the duration of such elected term or appointment, the Contractor shall, as an integral part of and to facilitate the provision of the Services referred to herein, serve as a director of the Company and any of its subsidiaries, provided that the Contractor is indemnified for serving in any and all such capacities on a basis consistent with that provided by the Company to other directors and executive officers of the Company or similarly situated executive officers of any such subsidiaries.

(h)           Little Eagle and the Contractor represent that there are no restrictions imposed upon it or them by any covenants or agreements arising out of any prior engagement which materially affect its or their ability to provide the services set forth in this Agreement.

ARTICLE III:  Fees and Expenses

3.1          Base Fee

(a)           For services rendered by Little Eagle under this Agreement, the Company shall pay to Little Eagle a base monthly fee of up to $2,000 USD to be paid at the end of each month in US dollars, other than if this base fee is varied downward or deferred by the decision of the board of the Company and to which decision Little Eagle shall not object, to a bank account nominated by Little Eagle and maintained in its name.  The amount is exclusive of any GST at 5% that is or may be payable.

(b)           The Contractor shall be granted such Gross Overriding Royalty (“GOR”) payments under the terms of the Royalty Agreement in Schedule 2 to this agreement.

3.2          Incentive Fee

During the Term, the Parties may agree from time to time to modify this Agreement so as to engage Little Eagle to provide services over and above those set out in this Agreement and/or to provide incentive to Little Eagle to add exceptional value.

3.3          Expense Reimbursement

The Company shall reimburse Little Eagle for all reasonable travel and other business expenses incurred by the Contractor in the performance of the Services.  Such expenses shall be submitted monthly in arrears and Little Eagle shall retain and make available for inspection all supporting vouchers for the duration of the Agreement.  Expense reimbursements shall be made in line with the principles set out in the Companies policies that apply to its employees as modified by agreement from time to time made in writing between the Parties.

ARTICLE IV:  Termination

4.1          Termination by Little Eagle

Little Eagle may, at any time prior to the Expiration Date, terminate the provision of the Agreement for any reason by delivering a Notice of Termination to the Board of Directors.  The Notice of Termination shall be effective not less than 30 days after the date of the notice and state the effective Termination Date and if none is specified then the Termination Date will be the 30th day after the date of the Notice of Termination.  The Termination Date under this provision may be beyond the Expiration Date.

4.2          Termination by the Company

The Board of Directors may, at any time after the date of this Agreement and prior to the Expiration Date, terminate the Agreement for any reason by delivering a Notice of Termination to Little Eagle and the Contractor.  The Notice of Termination by the Company shall be effective not less than 30 days after the date of the notice and state the effective Termination Date and if none is specified then the Termination Date will be the 30th day after the date of the Notice of Termination.  The Termination Date under this provision may be beyond the Expiration Date.

4.3          Termination for Cause

The Company may terminate the Agreement for “Cause” upon the giving of a Notice of Termination to Little Eagle and the Contractor, subject to the terms of this sub-part, which shall be effective immediately.  The Notice of Termination for Cause shall state the basis for the notice.  The Company shall have “Cause” to terminate the Agreement during the Term of this Agreement, if the Contractor's actions result in:

(a)           Failure to materially provide the Services to a reasonable standard after written notice and reasonable opportunity for cure,

(b)           Conviction of the Contractor of a felony or any crime involving embezzlement or theft during the Term or any embezzlement or theft from the Company whether or not the subject of a conviction; or

(c)           Serious willful misconduct by the Contractor, including fraud willful dishonesty or the substantial breach of any fiduciary duty owed to the Company.

4.4          Resignations

In the event of a termination of this Agreement the Contractor shall immediately resign any office or directorship in the Company or any of its Subsidiaries of Associates which he holds by virtue of this Agreement or otherwise this contract is to be replaced with a similar contract under circumstances where at its sole discretion the Board of Directors shall determine that the Contractor should continue to serve in any office or directorship.

4.5          Payment in the event of Termination.

(a)           After the termination of the Agreement for any reason by the Company, including the inability of Little Eagle to provide services due to disability of the Contractor, but other than for Cause, the Company shall pay to Little Eagle the aggregate of any unpaid Base Fee earned by that Contractor hereunder prior to the Termination Date and any unreimbursed expenses.

(b)           Upon termination of the Agreement by Little Eagle (and for this purpose the death of the Contractor shall be regarded as Termination by Little Eagle with Notice given from the date of the Contractor's death) the Company shall pay Little Eagle any unpaid Base Fee earned hereunder prior to the Termination Date and any unreimbursed expenses.

ARTICLE V:  Confidential Information and Non-Competition

5.1          Confidential Information

(a)           Little Eagle and the Contractor recognize that the services to be performed hereunder are special, unique, and extraordinary and that, by reason of the Agreement, the Contractor and Little Eagle may acquire Confidential Information concerning the operation of the Company, the use or disclosure of which would cause the Company substantial loss and damages which could not be readily calculated and for which no remedy at law would be adequate.  Accordingly, the Contractor and Little Eagle agree with the Company that they will not (directly or indirectly) at any time, whether during or after the Term, (i) knowingly use for an improper personal benefit any Confidential Information that the Contractor may learn or has learned by reason of the Agreement with the Company; or (ii) disclose any such Confidential Information to any Person except (A) in the performance of Little Eagle's obligations to the Company hereunder, (B) as required by applicable law, (C) in connection with the enforcement of Little Eagle's rights under this Agreement, (D) in connection with any disagreement, dispute or litigation (pending or threatened) between the Contractor or Little Eagle and the Company or (E) with the prior written consent of the Board of Directors.  As used herein, “Confidential Information” includes information with respect to the operation and performance of the Company, its investments, portfolio companies, products, services, facilities, product methods, research and development, trade secrets and other intellectual property, systems, patents and patent applications, procedures, manuals, confidential reports, product price lists, customer lists, financial information, business plans, prospects or opportunities (including, as applicable, all of the foregoing information regarding the Company's past, current and prospective portfolio companies); provided, however, that such term, shall not include any information that (x) is or becomes generally known or available other than as a result of a disclosure by the Contractor or (y) is or becomes known or available to the Contractor on a nonconfidential basis from a source (other than the Company) that, to the Contractor's knowledge, is not prohibited from disclosing such information to the Contractor by a legal, contractual, fiduciary or other obligation to the Company.

(b)           The Contractor and Little Eagle each confirm that all Confidential Information is the exclusive property of the Company.  All business records, papers and documents kept or made by the Contractor or Little Eagle during the Term relating to the business of the Company shall be and remain the property of the Company at all times.  Upon the request of the Company at any time, the Contractor and Little Eagle shall promptly deliver to the Company, and shall retain no copies of, any written materials, records and documents made or coming into the Contractor's or Little Eagle's possession during the Term concerning the business or affairs of the Company other than personal materials, records and documents (including notes and correspondence) of the Contractor not containing proprietary information relating to such business or affairs.  Notwithstanding the foregoing, the Contractor and Little Eagle shall be permitted to retain copies of, or have access to, all such materials, records and documents relating to any disagreement, dispute or litigation (pending or threatened) between them and the Company.

ARTICLE VI:  Dispute Resolution

6.1          Disputes

(a)           The Parties will attempt to resolve any dispute arising under this Agreement through consultation and negotiation in good faith.  If those attempts fail, the parties will then attempt to resolve that dispute through mediation, with costs of the mediation being shared equally by the parties.  However, any Party to the dispute may terminate the mediation at any time upon reasonable notice to the other Parties and, if it chooses, resort to judicial proceedings to resolve the dispute.

ARTICLE VII:  Miscellaneous

7.1          Assignability

The obligations of Little Eagle hereunder are personal to the Contractor and may not be assigned or delegated by Little Eagle or transferred in any manner whatsoever, nor are such obligations subject to involuntary alienation, assignment or transfer.  The Company shall have the right to assign this Agreement and to delegate all rights, duties and obligations hereunder as provided in Section 4, provided always that it will continue to be liable for the obligations of the assignee in the event of default by the assignee.

7.2          Notices

All notices and all other communications provided for in the Agreement shall be in writing and addressed (i) if to the Company, addressed at its principal office address or such other address as it may have designated by written notice to the Executive for purposes hereof, directed to the attention of the CEO with a copy to the Secretary of the Company and (ii) if to Little Eagle or its Contractors, at its principal office location written above for the attention of its Managing Partner, or to such other address as may have designated to the Company in writing for purposes hereof.  Each such notice or other communication shall be deemed to have been duly given when delivered to the receiving party by recognized international courier company such as Federal Express to the address referred to above where such delivery requires signature as proof of delivery by the receiving party.

7.3          Severability

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

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7.4          Successors:  Binding Agreement

(a)           The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance reasonably acceptable to Little Eagle, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.  Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement.

(b)           This Agreement and all rights of Little Eagle and/or the Contractor hereunder shall inure to the benefit of and be enforceable by Little Eagle and by the Contractor's personal or legal representatives, executors, administrators, successors, heirs, distributes, devisees and legatees.  If the Contractor should die while any amounts would be payable to Little Eagle hereunder if the Contractor had continued to live, all such amounts, unless otherwise provided herein, shall be paid, in an amount calculated in accordance with the terms of this Agreement, to the Contractor's devisee, legatee, or other designee (as notified to Little Eagle and the Company) or, if there be no such designee, to the Executive's estate.  For the avoidance of doubt the Company and Little Eagle agrees that such payments will be made in this manner.

7.5          Amendments and Waivers

No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Little Eagle and the Company.  No waiver by either party hereto at any time of any breach by the other party hereto of, or in compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

7.6          Entire Agreement, Termination of Other Agreements

This Agreement is an integration of the parties' agreement and no agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement.  This Agreement supersedes any and all previous agreements, oral or otherwise, express or implied, with respect to the subject matter hereof between the parties.

7.7          Governing Law

The Parties agree that this Agreement shall for all purposes be construed and interpreted according to the laws of the Province of Alberta and that the courts having jurisdiction with respect to any matter or thing arising directly or indirectly relating to this Agreement, the Schedules attached or the relationship between the Parties, shall be the courts of said Province, to the jurisdiction of which courts the Parties by their execution of this Agreement do hereby submit.

7.8          Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

IMPERIAL OIL AND GAS, INC.

BY:
Name: Grant Twanow
Title: Chief Executive Officer

LITTLE EAGLE RESOURCES INC.

BY:
NEIL MCPHERSON
Title: President

THE CONTRACTOR

BY:
Name: NEIL MCPHERSON